                                                        Oppenheimer Growth Fund
                                                 Supplement dated June 7, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed as follows:

         The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 10:

                  At a meeting held on December 13, 2001, the Board of Trustees of the Fund approved various changes to the Fund's fundamental investment policies, submission of an Amended and Restated Declaration of Trust to shareholders for approval, and submission of an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement to shareholders for approval. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an Amended and Restated Declaration of Trust or an Amended and Restated Class B 12b-1 Distribution and Service
         Plan and Agreement can be adopted.  On or about June 10, 2002, shareholders of the Fund on the record date will be mailed proxy materials explaining the reasons for the proposed changes.  In addition, on or about June 10, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www.oppenheimerfunds.com.
         After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

June 7, 2002                                                  PS0270.022